UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

LIVEONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2505

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LVO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of July 8, 2021 (the “Effective Date”), LiveOne, Inc. (the “Company”) entered into an amendment of notes agreement (collectively, the “Amendments”) with each of the holders of its subordinated 8.5% Secured Convertible Notes (the “Noteholders”) in the aggregate principal amount of $15.0 million (the “Notes”) agreed to (i) extend the maturity date of the Notes to June 3, 2024, (ii) defer the June 30, 2022 quarterly cash interest payment to July 18, 2022, and defer the quarterly cash interest payment for the fiscal quarter ending September 30, 2022 to be due and payable at the same time as the quarterly cash interest payment due and payable to the Noteholders for the fiscal quarter ending December 31, 2022, (iii) reduce the amount of Free Cash (as defined in the Notes) as follows (x) $7,000,000 from the Effective Date through December 31, 2022 (inclusive), (y) $8,000,000 from January 1, 2023 and until June 30, 2023 (inclusive), and (z) $10,000,000 from July 1, 2023 and until the Notes are repaid in full at their new maturity date of June 3, 2024; provided, that in the event that the Notes are repaid or prepaid by the Company, the amount of required Free Cash shall be then permanently reduced to the amount equal to the product of the aggregate principal amount of the Notes then outstanding multiplied by 2/3, and (iv) permit the Company to prepay the Notes at any time without any repayment/prepayment penalties and without the written consent of the Noteholders, subject to approval from the Company’s senior secured lender, provided, that the Company shall give the Noteholders at least five days prior written notice of any such prepayment or repayment (collectively, “Loan Modification”).

The Company and the Noteholders also agreed that if (i) at least $5,000,000 of the original principal amount of the Notes is not repaid by the Company on or prior to January 1, 2023, the conversion price of the Notes shall be amended to $3.00 per share, and the Company shall issue to the Noteholders in aggregate an additional 250,000 shares of the Company’s restricted common stock, $0.001 par value per share (the “common stock”); (ii) at least $7,500,000 of the original principal amount of the Notes is not repaid by the Company on or prior to June 30, 2023, the conversion price of the Notes shall be further amended to $2.50 per share, and the Company shall then issue to the Noteholders in aggregate an additional 500,000 shares of common stock; and (iii) the entire principal amount of the Notes then outstanding is not repaid by the Company on or prior to January 1, 2024, the conversion price of the Notes shall be further amended to $2.25 per share, and the Company shall then issue to the Noteholders in aggregate an additional 750,000 shares of common stock. In addition, in consideration of the Loan Modification, the Company issued to the Noteholders in aggregate 500,000 shares of common stock. The shares were issued and to the extent applicable, will be issued, to the Noteholders as restricted securities in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company and the Noteholders further agreed to certain Note repayment conditions as provided in the Amendments in the event that the Company or any of its subsidiaries completes an equity or debt financing in the future or if Robert Ellin ceases to be the Company’s Chief Executive Officer and unless an equally or better qualified CEO, as determined by the majority of the Company’s then-independent directors is appointed within the time provided by the Amendments, in each case prior to the full repayment of the Notes.

The applicable portions of the Amendments were consented to by East West Bank, the Company’s senior lender. Except as modified by the Amendments, all other terms of the Notes and related transaction documents remain the same.

In connection with the Loan Modification, effective as of the Effective Date, the Company entered into the Amendment of Notes Agreement (the “Trinad Amendment”) with Trinad Capital Master Fund Ltd. (“Trinad Capital”), a fund controlled by Mr. Ellin, the Company’s Chief Executive Officer, Chairman, director and principal stockholder, pursuant to which the maturity date of all of the Company’s unsecured convertible notes issued to Trinad Capital was extended to July 1, 2024, and in consideration of such extension, the Company issue to Trinad Capital 500,000 shares of common stock. The shares were issued to Trinad Capital in a private placement that relies upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The foregoing description of the Amendments is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amendments, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Amendment No. 2 of Notes Agreement, dated as of July 6, 2022, between the Company and Harvest Small Cap Partners, L.P.
10.2*	Amendment No. 2 of Notes Agreement, dated as of July 6, 2022, between the Company and Harvest Small Cap Partners, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEONE, INC.

Dated: July 14, 2022	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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